                                                                    EXHIBIT 99.1

                        TARRAGON REALTY INVESTORS, INC.
                              LETTER OF TRANSMITTAL
DELIVER BY MAIL TO:                                       DELIVER IN PERSON TO:
American Stock Transfer                                 American Stock Transfer
& Trust Company                                                 & Trust Company
40 Wall Street - 46th Floor                         40 Wall Street - 46th Floor
New York, NY 10005                                           New York, NY 10005


------------------------------------------------------
                                      ACCOUNT NUMBER
                                   -------------------
                                    NUMBER OF SHARES

                                                          Held by You

                                                          Held by Transfer Agent

------------------------------------------------------


DO NOT DETACH                                                     DO NOT DETACH


                              LETTER OF TRANSMITTAL
                  (TO ACCOMPANY CERTIFICATES OF COMMON STOCK OF
                        TARRAGON REALTY INVESTORS, INC.)

         Please read this Letter of Transmittal carefully, including the instructions on the reverse side. This Letter of Transmittal should be promptly
(i) completed and signed in the space provided below and also in the space provided on the Substitute Form W-9 which follows, and (ii) mailed or delivered, together with your certificates representing shares of common stock of Tarragon Realty Investors, Inc. to:

             AMERICAN STOCK TRANSFER & TRUST COMPANY, Exchange Agent
                               Exchange Department
                                 40 Wall Street
                                   46th Floor
                            New York, New York 10005
                 For information call toll free: (800) 937-5449

----------------------------------------------------------------------------------------------------------
           DESCRIPTION OF SHARES SURRENDERED
----------------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        TARRAGON REALTY INVESTORS, INC.
                   (PLEASE FILL IN.)                   COMMON STOCK CERTIFICATE(S) SURRENDERED
----------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF SHARES
                                                           CERTIFICATE            REPRESENTED BY
                                                            NUMBER(S)             CERTIFICATE(S)
                                                       ---------------------------------------------------

                                                       ---------------------------------------------------

                                                       ---------------------------------------------------

                                                       ---------------------------------------------------

                                                       ---------------------------------------------------

                                                       ---------------------------------------------------
                                                          TOTAL SHARES

                                                       (Attach separate signed schedule, if necessary)
----------------------------------------------------------------------------------------------------------

CHECK THE BOX TO THE RIGHT IF THIS TENDER IS AN ODD
LOT TENDER WITH PREFERENCE IN THE EVENT OF PRORATION                        [ ]

Ladies and Gentlemen:


               The undersigned accepts the offer of Tarragon Realty Investors, Inc. to exchange one share of its 10% Cumulative Preferred Stock, liquidation value $12.00 per share (the "Preferred Stock") for each share of Tarragon common stock that I tender, up to the specified maximum number of shares of Tarragon common stock as stated in Tarragon's Prospectus dated ________________, 2000 (the Prospectus, together with this Letter of Transmittal, are collectively referred to as the "Exchange Offer").

               As the registered holder(s) of the certificate(s) listed above and submitted with this Letter of Transmittal (the "Certificate(s)"), or the assign(s) of such registered holder(s), I hereby irrevocably surrender to you, as Exchange Agent, the shares of Tarragon common stock represented by the Certificate(s) in exchange for shares of Preferred Stock on the basis of one (1) share of Preferred Stock for each share of Tarragon common stock surrendered, all subject to possible "proration" as set forth in the Exchange Offer.

               The undersigned hereby represents and warrants that: (1) I have full power and authority to submit the Certificate(s); (2) I will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Tarragon to be necessary or desirable to complete the exchange of the Certificate(s); (3) I have read and agree to all terms and conditions set forth in the Exchange Offer; (4) I understand that delivery of the Certificate(s) shall be effected, and risk of loss and title to the Certificate(s) shall pass only upon actual physical delivery thereof to the Exchange Agent; and (5) I understand that all authority which I have conferred herein or which I have agreed to confer shall survive my death or incapacity, and that my obligations hereunder shall be binding upon my heirs, personal representatives, successors and assigns.


--------------------------------------------------------------------------------
BOX A: SPECIAL ISSUANCE INSTRUCTIONS

Fill in ONLY if the Preferred Stock Certificate is to be issued in a name OTHER than the name appearing above.

Issue the Preferred Stock Certificate in the name of (see Instruction 6 on the reverse side):


Name(s):
         ---------------------------------------------------------------------

Address:
        ----------------------------------------------------------------------

------------------------------------------------------------------------------
                       (Print Address, including Zip Code)

COMPLETE SUBSTITUTE FORM W-9

------------------------------------------------------------------------------
                Social Security or Taxpayer Identification Number
------------------------------------------------------------------------------



-------------------------------------------------------------------------------
BOX B: SPECIAL DELIVERY INSTRUCTIONS


Fill in ONLY if the Preferred Stock Certificate is to be sent to an address
OTHER than the address appearing above or, if Box A is filled in, to an address
OTHER than the address appearing therein. Please note that these are one-time delivery instructions only, and that completing this box will not change your address of record.


Deliver to:

Address:
        ----------------------------------------------------------------------

------------------------------------------------------------------------------
                       (Print Address, including Zip Code)

-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., LOCAL NEW YORK CITY TIME, ON [APRIL 20, 2000 OR 40 DAYS AFTER EFFECTIVE DATE] (THE "EXPIRATION TIME"), UNLESS EXTENDED. TENDERS OF SHARES OF COMMON STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    IMPORTANT

                         ALL STOCKHOLDERS MUST SIGN HERE


Signature(s)
            -------------------------------------------------------------------

-------------------------------------------------------------------------------

                   (see Signature Guarantee requirement below)

Dated:                           Telephone Number:
      ---------------------                       -----------------------------

This form must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Certificate(s)surrendered, or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 4 on the reverse side.

Name (s):
          ---------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Print Name(s))

Capacity (full title):
                      ---------------------------------------------------------

-------------------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                       (Print Address, including Zip Code)


Area Code and Telephone Number:
                               ------------------------------------------------

Social Security or Taxpayer Identification Number:
(Complete Substitute Form W-9)                    -----------------------------



===============================================================================

                               SIGNATURE GUARANTEE
                 (See Instructions 6 and 7 on the reverse side)
             To be completed ONLY if required by Instruction 6 or 7


The undersigned guarantees the signature(s) which appear(s) on this Letter of Transmittal and the Certificate(s) surrendered pursuant to this Letter of Transmittal.


-------------------------------------------------------------------------------
                        (Name of Firm Issuing Guarantee)


-------------------------------------------------------------------------------
                        (Authorized Signature of Officer)


-------------------------------------------------------------------------------
                    (Title of Officer Signing this Guarantee)


-------------------------------------------------------------------------------
                                     (Date)


-------------------------------------------------------------------------------
                         (Address of Guaranteeing Firm)

-------------------------------------------------------------------------------

                               SUBSTITUTE FORM W-9

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN "BACKUP WITHHOLDING" OF 31% OF PAYMENTS MADE TO YOU. FOR FURTHER INFORMATION, PLEASE REVIEW THE ENCLOSED INSTRUCTIONS FOR SUBSTITUTE FORM W-9 AS USED IN THE FORM. "TIN" MEANS TAXPAYER IDENTIFICATION NUMBER, WHICH IS THE SOCIAL SECURITY NUMBER (OR THE EMPLOYER IDENTIFICATION NUMBER) OF THE TAXPAYER.

-----------------------------------------------------------------------------------------------------------------------------------
Business Name:
-----------------------------------------------------------------------------------------------------------------------------------

Please check appropriate box:

[ ] Individual/Sole Proprietor             [ ] Corporation               [ ] Partnership               [ ] Other
-----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                    PART I - PLEASE PROVIDE YOUR TIN IN THE BOX AT
                              RIGHT AND CERTIFY BY SIGNING AND DATING BELOW IN
                              PART III

FORM W-9                                                                                  ----------------------------------------
(See Instruction 11)                                                                                Social Security Number

Department of the                                                                                             OR
Treasury Internal
Revenue Service
                                                                                          ----------------------------------------
                                                                                                Taxpayer Identification Number
PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER (TIN)
                              -----------------------------------------------------------------------------------------------------

                              PART III - CERTIFICATION - UNDER PENALTIES OF PERJURY,
                              I CERTIFY THAT:


                              (1)   The number shown on this form is my correct
                                    Taxpayer Identification Number (or I am
                                    waiting for a number to be issued to me), and

                              (2)   I am not subject to backup withholding
                                    because (a) I am exempt from backup
                                    withholding, or (b) I have not been notified
                                    by the Internal Revenue Service (IRS) that I                       PART II - Awaiting TIN [ ]
                                    am subject to backup withholding as a result
                                    of a failure to report all interest or
                                    dividends, or (c) the IRS has notified me
                                    that I am no longer subject to backup
                                    withholding.

                                     SIGNATURE:                     DATE:
                                               --------------------      ------

                                    (You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.)

-----------------------------------------------------------------------------------------------------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

     FORMING PART OF THE TERMS AND CONDITIONS OF THIS LETTER OF TRANSMITTAL


1.       GENERAL

         In accordance with the Exchange Offer, each holder of Tarragon common stock is entitled, upon surrender of certificate(s) representing shares of such common stock, to receive in exchange therefor a certificate representing an equal number of shares of 10% Cumulative Preferred Stock (a "Preferred Stock Certificate").

2.       EXECUTION AND DELIVERY

         To accept the Exchange Offer, this Letter of Transmittal, or a copy of it, must be properly filled in, dated and signed, and must be mailed or hand delivered with your Certificate(s) representing shares of Tarragon common stock and any other required documents to the Exchange Agent, at the address set forth on the reverse side. The method of delivery of Certificate(s), Letters of Transmittal and any other required document to the Exchange Agent is at your option and risk. If mail is used to send Certificate(s), registered mail with return receipt requested, properly insured, is STRONGLY suggested. A pre-addressed envelope is enclosed for your convenience. Delivery will not be effective until your Certificate(s), an executed Letter of Transmittal and any other required documents are actually received by the Exchange Agent. Delivery of this Letter of Transmittal to an address other than that of the Exchange Agent will not constitute a valid delivery.

3.       INADEQUATE SPACE

         If there is insufficient space to list all Certificates you are submitting to the Exchange Agent, please attach a separate signed schedule.

4.       SIGNATURES

         The signature (or signatures, in the case of certificate(s) owned by two or more joint holders where record ownership is not stated in the alternative) on this Letter of Transmittal should correspond exactly with the name as written on the face of the Certificate(s) submitted, without alteration, enlargement or any change whatsoever. If the Certificate(s) were transferred or assigned to you, the signature(s) on this Letter of Transmittal should correspond exactly with the name of the last transferee indicated on the transfer(s) attached to or endorsed on the Certificate(s).

         If your Certificates of Tarragon common stock are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

         If this Letter of Transmittal, or a copy of it, or any Certificate(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, agent or in any other representative or fiduciary capacity, the person signing must give such person's full title and capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal.

5.       CERTIFICATE IN SAME NAME

         If the Preferred Stock Certificate is to be issued in exactly the same name that appears on the Certificate(s) representing shares of Tarragon common stock being submitted herewith, you will not be required to endorse such Certificate(s) or to make payment for transfer taxes.

6.       CERTIFICATE IN DIFFERENT NAME

         If the Preferred Stock Certificate is to be issued other than in exactly the name of the registered holder of the Certificate(s) submitted herewith, proceed as follows: (i) the Certificate(s) submitted must be properly endorsed or accompanied by stock powers properly endorsed for transfer, with the signature of the transferor, in either instance, guaranteed by a brokerage firm, commercial bank, trust company or other member of an approved Signature Guarantee Medallion Program (an "Eligible Institution"); (ii) this Letter of Transmittal must be signed by the transferee or by his agent (NOT by the transferor), and the signature of such transferee or agent must also be guaranteed by an Eligible Institution; and (iii) in the event that any transfer or other taxes become payable by reason of the issuance of the Preferred Stock Certificate in any name other than that of the registered holder of the Certificate(s), such transferee must pay such tax to Tarragon or the Exchange Agent or must establish to the satisfaction of Tarragon or the Exchange Agent that such tax has been paid or is not payable.

7.       CORRECTION OF OR CHANGE IN NAME

         For a correction of name or for a change in name which in either case does not involve a change of ownership, proceed as follows: (i) for a change in name by marriage, etc., the surrendered Certificate(s) should be endorsed, e.g., "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed by an Eligible Institution; and (ii) for a correction in name, the surrendered Certificate(s) should be endorsed, e.g., "James E. Browne, incorrectly inscribed as J.E. Brown," with the signature guaranteed by an Eligible Institution.

8.       REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

         Any questions or requests for assistance or additional copies of this Letter of Transmittal may be directed to the Information Agent at (888) 852-3365.

9.       SPECIAL ISSUANCE, PAYMENT AND DELIVERY INSTRUCTIONS; LOST CERTIFICATES

     If the Preferred Stock Certificate is to be issued in the name of or sent to a person other than the name appearing on the reverse side or to an address other than that appearing on the reverse side hereof, the appropriate boxes on this Letter of Transmittal should be completed.

     If you are unable to locate your Certificate(s) of Tarragon common stock, you must (i) complete the Affidavit and Indemnity Agreement at the end of this Letter of Transmittal, (ii) have it notarized, and (iii) contact the Exchange Agent at (800) 937-5449 for further information. Additional instructions and information on the dollar amount of the bond of indemnity required will then be sent to you.

10.      WAIVER OF CONDITIONS

         Tarragon reserves the absolute right to waive any of the conditions set forth herein or any defect with respect to the transmittal of Certificate(s) representing shares of Tarragon common stock.

11.      IMPORTANT TAX INFORMATION

         If the registered holder has not previously provided the Exchange Agent with such registered holder's correct taxpayer identification number, or if the Preferred Stock Certificate is to be issued to a transferee of the registered holder or to an agent of such transferee, the following tax information is applicable. Under federal income tax law, a registered holder is required to provide the Exchange Agent with such registered holder's correct taxpayer identification number on Substitute Form W-9. If such registered holder is an individual, the taxpayer identification number is his or her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the registered holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, dividend or other payments that are made to such registered holder may be subject to Federal income tax backup withholding.

         Certain registered holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Nonetheless, exempt registered holders should complete the Substitute Form W-9 below and so indicate their exempt status by writing "exempt" across the face of the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that registered holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the registered holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         To prevent backup withholding on dividend or other payments that are made to a registered holder with respect to any shares of Preferred Stock, the registered holder is required to notify the Exchange Agent of his correct taxpayer identification number by completing the form included on this Letter of Transmittal certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such registered holder is awaiting a taxpayer identification number) and that (1) the registered holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the registered holder that he is no longer subject to backup withholding.

         The registered holder is required to give the Exchange Agent the social securities number or employer identification number of the registered holder of the Certificate(s). If the Certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

12.      MISCELLANEOUS

         Neither Tarragon nor the Exchange Agent is under any duty to give notification of defects in any Letter of Transmittal or facsimile or in any other required documents, and neither of them assume or shall incur any liability for failure to give such notification. Any and all Letters of Transmittal (including any other required documents) not in proper form are subject to rejection. The terms and conditions of the Exchange Offer are incorporated herein by reference and are deemed to form part of the terms and conditions of this Letter of Transmittal.

-------------------------------------------------------------------------------

                        AFFIDAVIT AND INDEMNITY AGREEMENT

                       (TO BE COMPLETED AND NOTARIZED ONLY
                 IF YOU CANNOT LOCATE YOUR STOCK CERTIFICATE(S))


STATE OF                  NAME AND ADDRESS:
         --------------                    ------------------------------------

COUNTY OF                 CITY/STATE/ZIP:
         --------------                    ------------------------------------


STOCK CERTIFICATE NUMBER(S)        for         shares of Tarragon Common Stock.
                            -------     -------

The undersigned person(s) (each, an "Affiant"), being first duly sworn, depose(s) and say(s), jointly and severally, that:

I am the sole legal and beneficial owner of, and am entitled to possession of, the above-described stock certificate(s) representing shares of Tarragon Common Stock. Without exception, neither the stock certificate(s) described above (collectively, the "Certificate") nor any of the shares of Tarragon Common Stock represented by the Certificate ("Shares") have been sold, assigned, endorsed, transferred, deposited under any agreement, or subjected to any hypothecation, lien or pledge, or in any other manner disposed of, by or on behalf of Affiant; and neither Affiant, nor anyone on behalf of Affiant, has signed any power of attorney, stock power or other assignment or authorization in respect thereof which is now outstanding and in force; and no individual, firm, corporation or other entity (collectively, "Person") other than Affiant has any right, title, claim, equity or interest in, to or respecting the Certificate or any Shares. Affiant has made or caused to be made a diligent search for the Certificate, and discovered that the Certificate has been lost, stolen or destroyed so that it cannot be found or produced. Affiant makes this Affidavit and Indemnity Agreement to induce the Company to deliver to Affiant a certificate representing the shares of Preferred Stock for which the Shares are exchanged (a "Preferred Stock Certificate"). If the Certificate at any time hereafter comes into Affiant's or any other Person's custody or control, Affiant hereby agrees immediately to surrender, or cause the surrender of, the Certificate to Tarragon for cancellation. In consideration of Tarragon delivering a Preferred Stock Certificate to Affiant, Affiant, individually and on behalf of Affiant's heirs, legal representatives, successors and assigns from and against any and all claims, demands, costs, damages, losses, expenses, obligations, liabilities, recoveries, suits, causes of action and deficiencies, including, without limitation, interest, penalties, attorneys' fees and litigation expenses, as the same may arise or be made against or be incurred by Tarragon or Tarragon's agents, successors and assigns may sustain, by reason of any claim which may be made by any individual or entity relating to the Certificate or Shares, or any other matter or thing arising out of, relating to or in connection with the Certificate or the Shares or the Exchange Agent's (i) delivering a Preferred Stock Certificate to Affiant, (ii) delivering a Preferred Stock Certificate (whether or not through Tarragon's or the Exchange Agent's accidental neglect or oversight) to any individual or entity other than Affiant who may present the Certificate or claim any interest relating to the Certificate or Shares, or
(iii) refusing or failing to deliver a Preferred Stock Certificate to any individual or entity other than Affiant who may present the Certificate or claim any interest relating to the Certificate or Shares.

Signed, sealed and delivered by Affiant on this ______ day of _______________.

Signature of Affiant (Stockholder)
                                  ---------------------------------------------

Signature of Another Affiant (if Shares are held jointly)
                                                         ----------------------

On this _____ day of _______________________, before me personally appeared ____________________________________, known to me to be the individual(s) who executed the foregoing instrument, and being duly sworn, did depose and say that the statements contained therein are true.



                                   --------------------------------------------
                                   Notary Public, State of
                                                          ---------------------

                                   My Commission Expires:
                                                         ----------------------


-------------------------------------------------------------------------------